CONSOLIDATED BALANCE SHEET (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2017	Jun. 30, 2016
ASSETS
Investment securities available-for-sale, amortized cost	$ 108,380	$ 107,556
Investment securities held-to-maturity, fair value	8,815	9,990
Mortgage-backed securities held-to-maturity, fair value	130,181	137,679
Net loans receivable, allowance for loan losses	$ 418	$ 360
STOCKHOLDERS' EQUITY
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, no par value per share	$ 0.00	$ 0.00
Preferred stock, shares outstanding	0	0
Common stock, shares authorized	10,000,000	10,000,000
Common stock, par value per share	$ 0.01	$ 0.01
Common stock, shares issued	3,805,636	3,805,636
Treasury stock, shares at cost	1,797,492	1,766,507